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                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT dated the 8th day of December, 1999 by and between FLEET BANK, N.A., a national banking association with a place of business at 111 Westminster Street, Providence, Rhode Island 02903, telecopier #401-278-3077 (the "Lender"), and LAZARE KAPLAN INTERNATIONAL INC., a Delaware corporation with an address of 529 Fifth Avenue, New York, New York 10017, telecopier #212-972-9700 (the "Pledgor").

                                WITNESSETH THAT:

         WHEREAS, the Pledgor has delivered its Guaranty Agreement dated the date hereof (the "Guaranty Agreement") whereby it has guaranteed the payment and performance of all obligations, liabilities and indebtedness of Lazare Kaplan Japan, Inc., a corporation organized under the laws of Japan (the "Borrower") to the Lender, including, without limitation, all obligations, liabilities and indebtedness of the Borrower to the Lender under that certain Loan Agreement between the Borrower and the Lender dated the date hereof (the "Loan Agreement") and that certain Promissory Note (the "Note") of the Borrower payable to the Lender dated the date hereof in the original principal amount of One Billion One Hundred Million Japanese Yen 'Y'1,100,000,000; and

         WHEREAS, the Pledgor has agreed to secure the Guaranty Agreement by delivering and pledging to the Lender cash collateral in the sum of Ten Million Ten Thousand Ten and 01/100 U.S. Dollars ($10,010,010.01);

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Pledge. As an inducement for Lender to extend the loan to the Borrower, the Pledgor has deposited with the Lender and hereby pledges to Lender as collateral security for, and hereby grants to Lender a security interest to secure, the payment of the Obligations (as hereinafter defined) any and all property for which Lender or U.S. Clearing, a division of Fleet Securities, Inc. has receipted, including, without limitation, Account #813-30058 in the name of the Pledgor at U.S. Clearing, a division of Fleet Securities, Inc., all cash, certificate of deposits, other cash equivalent, and United States Treasury obligations (bills, notes and bonds), corporate securities, bonds and other personal property contained therein, together with all certificates, rights, interests, or other distributions evidencing or issued as an addition to, in substitution or in exchange for, or on account of, any such certificate, together with all replacements and substitutions therefore and all proceeds thereof, and all proceeds of all of the foregoing, in each case whether now existing or hereafter arising (all of the foregoing being hereinafter collectively called the "Account"), being pledged and impressed with a lien for the payment of all of the Obligations secured hereby. Following the occurrence and during the continuance of an Event of Default, the Lender shall have the right, but no duty, to sue, compromise, settle and realize upon the Account, by foreclosure or otherwise, to fix or preserve the liability of any party, to deposit the Account under any protective plan, to protect and preserve the Account and to transfer the Account into the name of the Lender, or








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the name of a nominee or nominees, and to be free of liability when acting in good faith, other than for due care in the custody of the Account or proceeds thereof actually in the possession of the Lender.

         2. Obligations. "Obligations" means the payment and performance of (a) that certain Guaranty Agreement of the Pledgor dated the date hereof in favor of the Lender, as the same may be amended from time to time (as amended, the "Guaranty Agreement"), pursuant to which the Pledgor has guaranteed the payment and performance of all obligations, liabilities and indebtedness of (the Borrower to the Lender, including without limitation, the payment and performance of the Loan Agreement), and the Note of; and (b) any and all other obligations and liabilities of Pledgor to Lender of every kind and description, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising, regardless of how the same arise or by what instrument, agreement or book account they may be evidenced, or whether evidenced by any instrument, agreement or book account; and all indebtedness, liabilities or obligations owing from Pledgor to others which Lender may have obtained by purchase, negotiation, discount, assignment or otherwise.

         3. Pledgor's Representations. The Pledgor represents and warrants that:

            (a) Pledgor has, and has duly exercised, all requisite power and authority to enter into this Agreement, to pledge the Account for the purposes described herein, and to carry out the transactions contemplated by this Agreement;

            (b) Pledgor is the legal and beneficial owner of the Account;

            (c) The Account is owned by the Pledgor free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest, except for that granted hereunder or permitted hereunder;

            (d) The execution and delivery of this Agreement, and the performance of its terms, will not violate or constitute a default under the terms of any material agreement, trust indenture, endowment, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to the Pledgor or any of Pledgor's property; and

            (e) This Agreement creates a valid first lien upon and perfected security interest in the Account and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance, or agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Account.

         4. Pledgor's Covenants.

            (a) The Pledgor hereby covenants that, until all of the Obligations have been satisfied in full, Pledgor will not without the prior written consent of the Lender, sell, convey, or otherwise dispose of the Account, or any interest therein, or create,

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         incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to the Account other than that created hereby.

            (b) The Pledgor warrants and will, at Pledgor's own expense, defend the Lender's right, title, special property and security interest in and to the Account against the claims of any person, firm, corporation or other entity and will reimburse the Lender, promptly upon the Lender's demand, for any reasonable legal or other expenses reasonably incurred by the Lender in such defense.

         5. Rights with respect to Account. The Pledgor agrees that whether or not registered in a Lender's name as pledgee, the Lender shall be under no duty to collect, exercise any rights pertaining to, fix or vote upon or otherwise deal with the collateral in the Account or any income thereon, except that the Lender shall use due care with respect to the safekeeping thereof while in its possession, but nothing herein contained shall deprive the Lender of exercising such rights at its election. No delay or omission on a Lender's part in exercising any right hereunder or under any instrument evidencing any of the Obligations secured hereby shall operate as a waiver of such right or of any other right hereunder or under any such evidence or the Obligations. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion. In the event that the Lender shall assign or transfer any evidence of the Obligations which are secured hereby in accordance with the provisions of the Loan Agreement, the Lender shall have full power to assign and transfer its security interest in any or all of the Account to such assignee or transferee. Such assignee or transferee shall have the same powers with respect to the Account as are granted to the Lender hereunder, and the Lender shall be relived and discharged from any liability respecting the Account to assigned or transferred. Following the occurrence and during the continuance of an Event of Default, the Lender may transfer the Account into its name or that of its nominee and may receive the income and any distributions thereon and hold the same as collateral for the Obligations, or apply the same to any defaulted Obligation, whether or not a default or an Event of Default (as defined by the Loan Agreement) has occurred.

         6. Release of, and Additions to, Collateral. Upon payment of the outstanding principal balance of the Note on a quarterly basis by the Borrower, and provided that no Event of Default then exists, the U.S. Dollar value of the cash or cash equivalent deposits contained in the Account shall be marked-to-market at the then current exchange rate for U.S. Dollars to Japanese Yen. The Lender shall give written notice to the Pledgor of the results of such calculation as soon as such calculation is finalized. To the extent that the U.S. Dollar value of the Account exceeds the U.S. Dollar equivalent of the principal balance of the Note then outstanding, and provided that no Event of Default has occurred and is then continuing, an amount equal to such excess shall be released form the Account to the Pledgor as soon as practical after the quarterly calculation but in no event later than five (5) Business Days (as defined in the Loan Agreement) after such calculation is complete. The Lender will give any necessary notice to the Securities Intermediary (as hereinafter defined) of the Lender's consent to the release of such excess collateral from the Account in order to effectuate the foregoing release. To the extent that the U.S. Dollar value of the Account is less than the U.S. Dollar equivalent of the principal balance of the Note then

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outstanding, such deficiency (in the form of cash or cash equivalent deposits)
shall be deposited with and pledged to the Lender by the Pledgor as additional collateral hereunder. Such additional collateral shall be deposited as soon as practical after Pledgor is notified of the deficiency resulting from such quarterly calculation but in no event later than five (5) Business Days after Pledgor is notified of such deficiency.

         7. Proceeds of Account. From and after and during the continuance of an Event of Default, the Pledgor will immediately upon receipt deposit and pledge with the Lender as additional collateral any interest and other proceeds of the Account. Provided that no Event of Default has occurred and is then continuing, the Lender will give any necessary notice to the Securities Intermediary (as hereinafter defined) of the Lender's consent to release of the interest and any other proceeds of the Account to the Pledgor. Any notice that Lender gives the Securities Intermediary shall remain in effect until the Securities Intermediary receives notice from the Lender to the contrary.

         8. Investments of the Account. Provided that no Event of Default has occurred and is then continuing, the Pledgor may originate trading instructions to Securities Intermediary to make substitutions for, and additions to, the Account, all of which are to be held subject to the pledge in favor of the Lender, provided that that the Account shall at all times consist of cash or cash equivalent deposits consisting of certificates of deposit or eurodollar certificates of deposit or U.S. Treasury Notes which are acceptable to the Lender.

         9. Remedies. Upon failure to comply with Paragraph 7 hereof or upon the occurrence of an Event of Default, the Lender may at any time or from time to time thereafter, whether or not the Obligations are then due, sell or resell, for cash or credit, assign and deliver or realize upon the collateral in the Account and collateral substituted therefor or added thereto, at any broker's board or at public or private sale, without demand for additional collateral, demand, advertisement and notice (except as set forth above) being hereby expressly waived, and may purchase any of the same at any public sale, or at broker's board, discharged of all right of redemption. The net proceeds of any such sale shall be applied to or toward the payment of the Obligations, and the surplus shall be accounted for to the Pledgor. The Lender shall have no obligation to sell or otherwise liquidate the collateral in the Account in any particular order or to apply the proceeds thereof to any particular portion of the Obligations.

         10. Further Assurances. The Pledgor shall at any time, and from time to time, upon the written request of the Lender, execute and deliver such further documents and do such further acts and things as the Lender may reasonably request to effect the purposes of this Agreement, including, without limitation, delivering to the Lender irrevocable proxies with respect to the Account in form satisfactory to the Lender. Until receipt thereof, this Agreement shall constitute the Pledgor's proxy to the Lender or its nominee to exercise all voting and consensual rights of Pledgor, if any, with respect to the Account after the occurrence and during the continuance of an Event of Default.

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         11. Miscellaneous.

            (a) Beyond the exercise of reasonable care to assure the safe custody of the Account while held hereunder, the Lender shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Account upon surrendering it or tendering surrender of it to the Pledgor.

            (b) No course of dealing between the Pledgor and the Lender, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the Lender hereunder or under the Note or the Loan Agreement or under the Guaranty Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            (c) The rights and remedies provided herein and in the Obligations and in any other agreements, instruments, and documents delivered pursuant to or in connection with the Obligations, are cumulative and are in addition to and not exclusive of any rights or remedies provided by law, including, but without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

            (d) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement in any jurisdiction.

            (e) All notices and other communications hereunder shall be in writing, except as otherwise provided in this Agreement; and shall be sent by any one of the following: certified mail, return receipt requested; overnight courier; confirmed telecopier; or by hand and shall be addressed (i) if to the Pledgor, to it at the Pledgor's address set forth above, and (ii) if to the Lender, to it at the Lender's address set forth above. Notices shall be deemed effective three (3) days after deposit in the mail, if sent by certified mail; the next business day, if sent by overnight courier; upon confirmation, if sent by confirmed telecopier; and upon delivery, if sent by hand. The address of any party hereto for such demands, notices and other communications may be changed by giving notice in writing at any time to the other party hereto.

            (f) This Agreement shall inure to the benefit of and shall be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto.

            (g) This Agreement shall be construed in accordance with the substantive law of the State of New York applicable to contracts made and to be performed in said State without regard to the conflicts of laws provisions thereof.

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            (h) The Pledgor will pay all expenses and costs of collection and realization on the Account and defense or enforcement of Lender's rights hereunder, including the reasonable fees of Lender's attorneys.

         12. Control Agreement.

         The parties hereto have entered into a Control Agreement (the "Control Agreement") with the US Clearing Division of Fleet Securities, Inc. ("Securities Intermediary"). The Control Agreement is intended to establish certain rights, remedies and obligations of the Lender, the Securities Intermediary, and the Pledgor. However, as between the Lender and the Pledgor, to the extent of any inconsistency between the terms and provisions of this Pledge Agreement and the Control Agreement, the terms and provisions of this Pledge Agreement shall control and govern.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

WITNESS:                                LAZARE KAPLAN INTERNATIONAL INC.

   [SIGNATURE ILLEGIBLE]                By: S.L. Ginsberg
----------------------------------         ------------------------------------
                                        Title: EVP & CFO

                                        FLEET BANK, N.A.

                                        By: [SIGNATURE ILLEGIBLE]
----------------------------------         ------------------------------------
                                        Title: SVP

                                        By: [SIGNATURE ILLEGIBLE]
----------------------------------         ------------------------------------
                                        Title: V.P.

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